UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 23, 2009

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

On January 23, 2009, Wilshire Enterprises, Inc. (the "Company") began the mailing of certain materials to stockholders.  A copy of the materials contained in the mailing is attached to this 8-K as Exhibit 99.1.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.   The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Materials Mailed to Stockholders Beginning on January 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 23, 2009	WILSHIRE ENTERPRISES, INC.
(Registrant)

	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Materials Mailed to Stockholders Beginning on January 23, 2009.